UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) April 27, 2004
                                                        ----------------

                             SOMANETICS CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Michigan                         0-19095                38-2394784
------------------------------         --------------        -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


1653 East Maple Road, Troy, Michigan                              48083-4208
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code            (248) 689-3050
                                                  ------------------------------

Item 5. Other Events and Regulation FD Disclosure

     On April 27, 2004, CorRestore LLC and its members, Dr. Buckberg and Dr. Athanasuleas, exercised CorRestore's Warrant to purchase 380,000 of our newly-issued common shares, par value $0.01 a share, at $3.00 a share, for gross proceeds of $1,140,000. The five-year warrant was issued as of June 2, 2000 in connection with our acquisition of exclusive, worldwide, royalty-bearing licenses to specified rights relating to the CorRestore(R) System and related products and accessories. The common shares were not registered, but were issued in reliance upon the exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 27, 2004                     SOMANETICS CORPORATION
                                     -------------------------------------------
                                                (Registrant)

                                     By:   /s/ Mary Ann Victor
                                           -------------------------------------
                                           Mary Ann Victor

                                           Its: Vice President of Communications
                                                --------------------------------
                                                and Administration and Secretary
                                                --------------------------------